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                                                  EXHIBIT 23


                CONSENT OF INDEPENDENT ACCOUNTANTS
                ----------------------------------


We consent to the incorporation by reference in this registration statement on Form S-3 to register $60,000,000 of First Mortgage Bonds of our report dated February 28, 1997, on our audits of the financial statements of Massachusetts Electric Company. We also consent to the reference to our firm under the caption "Experts".



                              s/Coopers & Lybrand L.L.P.

                              COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 17, 1998